UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2005

QUINCY GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-31501	98 0218264
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

309 Center Street, Hancock, MI 49930
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (906) 482 4695

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. - The following documents are filed as exhibits to this report:

99.1	Press release issued February 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005

QUINCY GOLD CORP.

By:	/s/ James N. Fairbairn
James N. Fairbairn
Chief Financial Officer